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Exhibit 23.3

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 21, 2012, in Amendment No. 2 to the Registration Statement (Form S-11 No. 333-176841) and the related Prospectus of Ares Commercial Real Estate Corporation dated March 21, 2012.

                      /s/ Ernst & Young LLP

Los Angeles, California
March 21, 2012

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  Exhibit 23.3
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM